Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill

Note 8—Goodwill

The changes in the carrying amount of goodwill, allocated by reportable segments, were as follows (See Note 21):

(Dollar amounts in thousands)	Merchant acquiring	Payment processing	Business solutions	Total
Balance at December 31, 2010	$138,121	$187,294	$47,169	$372,584
Foreign currency translation adjustments	—	(824)	(48)	(872)

Balance at December 31, 2011	138,121	186,470	47,121	371,712
Foreign currency translation adjustments	—	558	37	595

Balance at December 31, 2012	$138,121	$187,028	$47,158	$372,307

Goodwill is tested for impairment at least annually. This year the Company used the “qualitative assessment” option or “step zero” process for this annual test. Using this process, the Company first assesses whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount.

During the third quarter of 2012, the Company conducted a qualitative assessment of each reporting unit’s fair value as of August 31, 2012. As a starting point, the Company considered the results for our 2011 impairment test, which indicated that the fair value of each reporting unit was in excess of 25% of its carrying amount. The Company also considered financial projections, current market conditions, and any changes in the carrying amount of the reporting units. Based on the results of this qualitative assessment, the Company believes the fair value of goodwill of each of the Company’s reporting units continue to exceed their respective carrying amounts and concluded that it was not necessary to conduct the two-step goodwill impairment test. No impairment losses for the period were recognized.